Exhibit 10.1
CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.
Amendment #1 to
Manufacturing Services Agreement
Between Patheon Inc. and Avanir Pharmaceuticals, Inc.
     WHEREAS Patheon Inc. (“Patheon”) and Avanir Pharmaceuticals , a California corporation, entered into a Manufacturing Services Agreement (the “MSA”) effective as of January 4, 2006;
     WHEREAS, in March 2009, Avanir Pharmaceuticals reincorporated as Avanir Pharmaceuticals, Inc., a corporation existing under the laws of Delaware (“Avanir”);
     AND WHEREAS Patheon and Avanir wish to amend the MSA as set forth in this Amendment #1;
     NOW THEREFORE in consideration of the premises hereof and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledges by the parties, the parties hereby agree that the MSA is amended as follows:
1.	Amendments to MSA
The parties agree to the following amendments:
(i)	All references to “Avanir Pharmaceuticals, a corporation existing under the laws of California” shall be replaced by “Avanir Pharmaceuticals Inc., a corporation existing under the laws of Delaware.”

(ii)	All references in the MSA to “Neurodex” shall be deleted and replaced with “Zenvia.” For clarity, the definition of “Product” in Section 1.1 shall not be amended.

(iii)	In Section 1.1, the definition “Manufacturing Site” shall be deleted and replaced with the following:

“Manufacturing Site” means the facility owned and operated by Patheon that is located at [***].

(iv)	In Section 13.11, the addresses for the parties shall be amended as follows:

Avanir Pharmaceuticals, Inc.	Patheon Inc.
101 Enterprise Ct, Suite 300	2100 Syntex Court
Aliso Viejo, CA 92656	Mississauga, Ontario L5N 7K9

Attention:	Attention: Legal Department
Fax No:	Fax No: 905 812-6613
(v)	Schedule B shall be deleted in its entirety and replaced with the Schedule B attached hereto.

(vi)	Schedule G (the Form of Quality Agreement) shall be deleted in its entirety and replaced with the Quality Agreement attached hereto, which has been revised and executed effective as of January 19, 2010.

(vii)	Schedule I shall be deleted in its entirety and replaced with the Schedule I attached hereto.
2.	Conflicts, Use of Terms. In the event of conflict between the terms and conditions of the MSA and the terms and conditions of this Amendment # 1, the terms of conditions of this Amendment # 1 shall control. Terms not otherwise defined herein shall have the meanings set forth in the MSA.

3.	No Other Modifications. Except as provided above, the terms and conditions of the MSA remain unchanged.

4.	Execution in Counterparts. This Amendment #1 may be executed in two counterparts, by original or facsimile signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.	Governing Law. This Amendment #1 shall be construed and enforced in accordance with the laws of the State of New York. The parties expressly agree that the UN Convention of Contracts for the International Sale of Goods shall not apply to this Amendment #1.
     IN WITNESS WHEREOF, the parties have caused this Amendment # 1 to be duly executed, effective as of the 19th day of January, 2010.
ACCEPTED AND ACKNOWLEDGED

AVANIR PHARMACEUTICALS, INC.		PATHEON INC.

Per:	/s/ Christine G. Ocampo	Per:	/s/ Deborah Rak
	Name: Christine G. Ocampo		Name: Deborah Rak
	Title: Vice President, Finance		Title: Vice President, Toronto Regional Operations

Schedule B
to the Manufacturing Services Agreement
between Patheon Inc. and Avanir Pharmaceuticals, Inc.
Annual Volume, Run Quantity and Fees
Bulk packaged Capsules
[***]

Scenario	1				2
Year	1	2	3		1	2		3
Annual Qty ([***] capsules)	[***]	[***]	[***]		[***]	[***]		[***]
Run Qty ([***] capsules)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Run Qty (batches)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Price per [***] Bulk capsules (USD)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***] Strength

Scenario	2
Year	1	2	3
Annual Qty ([***] capsules)	[***]	[***]	[***]
Run Qty ([***]capsules)	[***]	[***]	[***]
Run Qty (batches)	[***]	[***]	[***]
Price per [***] Bulk capsules (USD)	[***]	[***]	[***]

Schedule G
to the Manufacturing Services Agreement
between Patheon Inc. and Avanir Pharmaceuticals, Inc.
SCHEDULE G
QUALITY AGREEMENT

Schedule I
to the Manufacturing Services Agreement
between Patheon Inc. and Avanir Pharmaceuticals, Inc.
SCHEDULE I
ACTIVE MATERIAL REIMBURSEMENT VALUE
For the purposes of the Agreement, the parties agree that the Active Material Reimbursement Value shall be as follows:

PRODUCT	ACTIVE MATERIAL	ACTIVE MATERIAL
REIMBURSEMENT VALUE ($USD)*

[***] Bulk [***]	Dextromethorphan Hydrobromide	$[***] per kilogram

	Quinidine Sulfate	$[***] per kilogram

*	These prices are subject to change. The parties shall amend this Schedule I to reflect any change in the price of the Active Materials charged by Avanir’s suppliers, provided satisfactory documentation of such change is provided to and accepted by Patheon.